Oppenheimer Senior Floating Rate Fund
                   Supplement dated September 10, 1999 to the
                        Prospectus date September 7, 1999

The Prospectus is changed as follows:

1. On page 4, footnote 2 to the Annual Expenses chart is revised to read as follows:

         The management fee is based upon a percentage of the Fund's average annual net assets and is shown without giving effect to a voluntary reduction by the Manager of 0.20% of the management fee annually, which voluntary reduction may be withdrawn or amended at any time. Additionally, the management fee in the table does not reflect the Manager's voluntary agreement to waive its entire management fee for the period from the commencement of operations of the Fund on September 7, 1999 through November 30, 1999. With that fee waiver and reduction, the estimated management fee for each class is 0.53% and Total Annual Expenses are estimated at 1.13% for Class A and 1.63% for Class B and Class C.

2. On page 32, in the section entitled "Advisory Fees," the last three sentences are revised to read as follows:

         The Manager has voluntarily agreed to reduce its management fee by 0.20% of average annual net assets, and additionally, for the period from the commencement of the Fund's operations on September 7, 1999 through November 30, 1999, to voluntarily waive the management fee entirely. That reduction and waiver have the effect of reducing the Fund's overall expenses, thereby increasing its yield.

September 10, 1999                                             PS0291.01